Exhibit 99.4

Tether Doubles Down on Rumble, with an Initial Commitment
of up to $150 Million of GPU Services to Fuel AI Plans

Commitment in Support of Recently Announced Exchange Offer for Northern Data

Agreement Further Demonstrates Tether’s Expanding Investment and Partnership with Rumble

LONGBOAT KEY, Fla., November 10, 2025 (GLOBE NEWSWIRE) – Rumble Inc. (NASDAQ: RUM) (“Rumble” or the “Company”), the Freedom-First technology platform, today agreed on a significant GPU commitment with Tether, the largest company in the digital assets industry and the most widely used dollar stablecoin across the world with more than 500 million users. The agreement represents an initial commitment by Tether to purchase up to $150 million of GPU services over a two-year period following the closing of Rumble’s voluntary public exchange offer for Northern Data AG.

Securing direct access to high-performance compute is a strategic cornerstone of Tether’s broader AI ambitions, positioning the company to power a decentralized ecosystem for AI that operates independently of hyperscalers. The GPU fleet would enable Tether to supercharge its AI models and agents, ensuring both computational sovereignty and long-term cost efficiency. By leveraging Rumble’s library and Northern Data’s GPU clusters to train AI models and co-create tools that empower content creators worldwide, Tether’s AI products are aimed at being insulated from censorship or access restrictions. Together, this is expected to fuel global AI development at scale with the hardware base and geopolitical independence to build a self-sustaining, open AI infrastructure that does not rely on centralized cloud providers.

“Paolo Ardoino is a visionary. He has built an unparalleled business model with a world-class team at Tether who have demonstrated relentless execution on product,” said Chris Pavlovski, Chairman and Chief Executive Officer of Rumble. “At Rumble, with the exchange offer for Northern Data, we will be in a position to expand our partnership with Tether, supply them as an anchor customer on our Freedom-First AI infrastructure and help them execute on their game-changing AI plans rooted in privacy, independence and resilience.”

The GPU purchase agreement will only become effective at the closing of Rumble’s exchange offer for Northern Data AG.

ABOUT RUMBLE

Rumble is a Freedom-First technology platform with a mission to protect a free and open internet. The platform spans cloud, AI, and digital media, including its namesake video service, and is built on a foundation of customer independence and free speech.

ABOUT TETHER

Tether is the creator of the world’s most used stablecoin and a pioneer in building decentralized financial, communication, AI, and energy infrastructure. With a mission to promote financial inclusion and sovereign access to resources, Tether supports projects globally that align with the principles of openness, transparency, and technological independence.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be commenced except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

When the exchange offer referenced in this press release (the “Offer”) is launched in accordance with the definitive agreements for the transaction, such Offer will only be made pursuant to a Registration Statement on Form S-4 and related information statement and other relevant documents to be filed by Rumble with the SEC. Before making any voting or investment decision, investors and security holders of Northern Data are strongly advised to read the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC in connection with the Offer, when launched, as they become available because they will contain important information about the transaction. Holders of Northern Data shares will need to make their own decision whether to tender shares in the Offer, when launched. Investors and security holders of Northern Data will be able to obtain free copies of the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC by Rumble through the website maintained by the SEC at www.sec.gov.

Neither the SEC nor any U.S. state securities commission has passed any comment upon the adequacy, accuracy or completeness of the disclosure in this release. Any representation to the contrary is a criminal offence in the United States.

Certain Information Regarding Participants

Rumble and its directors, executive officers and other members of its management and employees may be deemed under SEC rules to be participants in the solicitation of proxies of Rumble’s stockholders in connection with the proposed transactions. Information concerning the interests of Rumble’s participants in any such solicitation, if applicable, which may, in some cases, be different from those of Rumble’s stockholders generally. Information regarding the directors and executive officers of Rumble is contained in Rumble’s Annual Report on Form 10-K for the year ended December 31, 2024, and its Proxy Statement on Schedule 14A, dated April 25, 2025, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Investors should read statements that contain these words carefully because they discuss future expectations, projections of future results of operations or financial condition; or state other “forward-looking” information. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Rumble’s and Northern Data’s control.

These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed transaction, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: with respect to the transaction with Northern Data referred to in this press release, the expected timing and likelihood of the completion of the contemplated transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; risks that the condition to the publication of the offer document relating to the outcome of an independent investigation to be conducted by Northern Data into certain VAT tax-related allegations is not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the ability to successfully complete the proposed transaction; regulatory or other limitations imposed as a result of the proposed transaction; the success of the business following the proposed transaction; the ability to successfully integrate Rumble’s and Northern Data’s businesses; the possibility that the requisite number of Northern Data’s shares may not be tendered in the exchange offer; the risk that the parties may not be able to satisfy the conditions to closing of the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that the announcement or consummation of the proposed transaction could have adverse effects on the market price of Rumble’s Class A common stock or Northern Data’s capital stock or the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post-combination company may not be able to effectively compete, including through product improvements and development; and such other factors as are set forth in Northern Data’s annual and interim financial reports made publicly available and Rumble’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Rumble’s Form 10-K for the fiscal year ended December 31, 2024 and Rumble’s Form 10-Q for the quarterly period ended September 30, 2025, which are available via the SEC’s website at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated transaction, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the registration statement that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the German Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) in connection with the contemplated transaction. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Rumble or Northern Data has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Rumble on the date hereof, and Rumble disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Rumble or Northern Data. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction or Rumble’s or Northern Data’s ability to successfully complete the proposed transaction or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Rumble’s and Northern Data’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Rumble does not assume any duty to update or revise forward-looking statements herein, whether as a result of new information, future events or otherwise, as of any future date.

For investor inquiries, please contact:

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Source: Rumble Inc.

For investor inquiries, please contact:

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Source: Rumble Inc.

4